SUPPORT AGREEMENT
                                -----------------


     This SUPPORT AGREEMENT (this "Agreement"), is dated as of May 18, 2005, by and between Flag Holdings Corporation, a Delaware corporation ("Parent"), Citadel Equity Fund Ltd., a Cayman Islands company ("Citadel Equity") and Citadel Credit Trading Ltd., a Cayman Islands company (together with Citadel Equity, the "Stockholders" and each a "Stockholder").


                              W I T N E S S E T H:

     WHEREAS, concurrently with the execution and delivery of this Agreement, Parent, Metals USA, Inc., a Delaware corporation (the "Company"), and Flag Acquisition Corporation, a Delaware corporation and a wholly owned subsidiary of Parent ("Merger Sub"), are entering into an Agreement and Plan of Merger (as the same may be modified or amended from time to time, the "Merger Agreement"), providing for, among other things, the Merger and the other transactions contemplated thereby, on the terms and subject to the conditions set forth therein (capitalized terms used herein and not otherwise defined shall have the meanings ascribed to such terms in the Merger Agreement);

     WHEREAS, as of the date hereof, each of Stockholders beneficially owns the number of Voting Shares (as defined herein) set forth, and in the manner reflected, on Attachment A hereto (the "Owned Shares");

     WHEREAS, as a condition to Parent's willingness to enter into and perform its obligations under the Merger Agreement, Parent has required that each Stockholder agree, and each Stockholder has agreed, (i) to vote all of the Owned Shares, together with any shares of the Common Stock, par value $.01 per share, of the Company (the "Common Stock") acquired after the date of this Agreement, whether upon the exercise of options or warrants, conversion of convertible securities or otherwise, and any other voting securities of the Company (whether acquired heretofore or hereafter) that are beneficially owned by such Stockholder or over which such Stockholder has, directly or indirectly, the right to vote (collectively, the "Voting Shares"), in favor of (a) the Merger Agreement and the transactions contemplated thereby, including the Merger, and
(b) any other matter that is required by law or regulatory authority to be approved by the stockholders of the Company to facilitate the transactions contemplated by the Merger Agreement, including the Merger and (ii) to take the other actions described herein; and

     WHEREAS, each Stockholder desires to express its support for the Merger and the other transactions contemplated by the Merger Agreement.

     NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration given to each party hereto, the receipt of which is hereby acknowledged, the parties agree as follows:

     1. Agreement to Vote and Irrevocable Proxy.

        1.1 Agreement to Vote. Each Stockholder hereby agrees that, during the time this Agreement is in effect, at any meeting of the stockholders of the Company, however called, or any adjournment or postponement thereof, such Stockholder shall be present (in person or by proxy) and vote (or cause to be voted) all of its Voting Shares (a) in favor of approval of (1) the Merger Agreement and the transactions contemplated thereby, including the Merger and
(2) any other matter that is required by law or regulatory authority to be approved by the stockholders of the Company to facilitate the transactions contemplated by the Merger Agreement, including the Merger; and (b) against (1) any Acquisition Proposal other than as contemplated by the Merger Agreement, (2) any liquidation or winding up of the Company and (3) any other action that may reasonably be expected to impede, interfere with, delay, postpone or attempt to discourage or have the effect of discouraging the consummation of the transactions contemplated by the Merger Agreement, including the Merger.

        1.2 Irrevocable  Proxy.  Solely with respect to the matters described in
Section 1.1, if any Stockholder has not taken a Qualifying Action (as defined below) on or prior to the third business day prior to the MUSA Stockholders Meeting, such Stockholder hereby irrevocably appoints Parent as its proxy (which proxy is irrevocable and which appointment is coupled with an interest, including for purposes of Section 212 of the Delaware General Corporation Law) to vote all Voting Shares solely on the matters described in Section 1.1, and in accordance therewith, effective from and after such third business day and until the valid termination of this Agreement. Each Stockholder agrees to execute any further agreement or form reasonably necessary or appropriate to confirm and effectuate the grant of the proxy contained herein. "Qualifying Action" means either (a) the delivery by each Stockholder to Parent of a copy of such Stockholder's duly executed and valid proxy (and any amendment of such proxy) with respect to the MUSA Stockholders Meeting, provided the votes authorized in such proxy or amendment thereof is consistent with the terms of this Agreement and such proxy or amendment thereof is otherwise consistent with this Agreement or (b) the delivery by each Stockholder to Parent of a written certificate by one of its duly authorized individuals certifying that such Stockholder shall attend the MUSA Stockholders Meeting in person and vote its Voting Shares in accordance with Section 1.1 hereof.

     2. Representations and Warranties of the Stockholders. The Stockholders hereby represent and warrant to Parent as follows:

        2.1 Due Organization. Each Stockholder has been duly organized, is validly existing and is in good standing under the laws of the state of its incorporation, formation or organization.

        2.2 Power; Due Authorization; Binding Agreement. Each Stockholder has full corporate power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by each Stockholder and constitutes a valid and binding agreement of each Stockholder, enforceable against each Stockholder in accordance with its terms, except that enforceability may be subject to the effect of any applicable bankruptcy, reorganization, insolvency, moratorium or other similar laws affecting or relating to the enforcement of creditors rights generally and to general principles of equity.

        2.3 Ownership of Shares. On the date hereof, the Owned Shares set forth opposite each Stockholder's name on Attachment A hereto are owned of record or beneficially by such Stockholder in the manner reflected thereon and include all of the Voting Shares owned of record or beneficially by such Stockholder, free and clear of any claims, liens, encumbrances and security interests. As of the date hereof, each Stockholder has, and as of the date of the MUSA Stockholders Meeting, each Stockholder will have (except as otherwise permitted by this Agreement), sole voting power (to the extent such securities have voting power) and sole dispositive power with respect to all of the Owned Shares.

        2.4 No Conflicts. The execution and delivery of this Agreement by each Stockholder does not, and the performance of the terms of this Agreement by each Stockholder will not, (a) except for filings with the Securities and Exchange Commission, require any Stockholder to obtain the consent or approval of, or make any filing with or notification to, any governmental or regulatory authority, domestic or foreign, (b) require the consent or approval of any other person pursuant to any agreement, obligation or instrument binding on any Stockholder or its properties and assets, (c) conflict with or violate any organizational document or law, rule, regulation, order, judgment or decree applicable to any Stockholder or pursuant to which any of its or its affiliates' respective properties or assets are bound or (d) violate any other agreement to which any Stockholder or any of its affiliates is a party including, without limitation, any voting agreement, stockholders agreement, irrevocable proxy or voting trust, except for any consent, approval, filing or notification which has been obtained as of the date hereof or the failure of which to obtain, make or give would not, or any conflict or violation which would not, impair in any material respect any Stockholder's ability to perform its obligations under this Agreement or in any event impair any Stockholder's ability to perform its obligations under Section 1.1 hereof. The Voting Shares are not, with respect to the voting or transfer thereof, subject to any other agreement, including any voting agreement, stockholders agreement, irrevocable proxy or voting trust.

     3. Representations and Warranties of Parent. Parent hereby represents and warrants to Stockholder as follows:

        3.1 Power; Due Authorization; Binding Agreement. Parent is a corporation duly organized, validly existing and in good standing under the laws of the state of Delaware. Parent has full corporate power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation by Parent of the transactions contemplated hereby have been duly and validly authorized by all necessary corporate action on the part of Parent, and no other proceedings on the part of Parent are necessary to authorize this Agreement or to consummate the transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by Parent and constitutes a valid and binding agreement of Parent, except that enforceability may be subject to the effect of any applicable bankruptcy, reorganization, insolvency, moratorium or other similar laws affecting or relating to the enforcement of creditors rights generally and to general principles of equity.

        3.2 No Conflicts. The execution and delivery of this Agreement by Parent does not, and the performance of the terms of this Agreement by Parent will not,
(a) require Parent to obtain the consent or approval of, or make any filing with or notification to, any governmental or regulatory authority, domestic or foreign, (b) require the consent or approval of any other person pursuant to any agreement, obligation or instrument binding on Parent or its properties and assets, (c) conflict with or violate any organizational document or law, rule, regulation, order, judgment or decree applicable to Parent or pursuant to which any of its or its subsidiaries' respective assets are bound or (d) violate any other agreement to which Parent or any of its subsidiaries is a party, except for any consent, approval, filing or notification which has been obtained, as of the date hereof, or the failure of which to obtain, make or give would not, or any conflict or violation which would not, impair Parent's ability to perform is obligations under this Agreement.

     4. Certain Covenants of Stockholder. Each Stockholder hereby covenants and agrees with Parent as follows:

        4.1 Restriction on Transfer, Proxies and Non-Interference. Each Stockholder hereby agrees, while this Agreement is in effect, at any time prior to the completion of the MUSA Stockholders Meeting (including any adjournment or postponement thereof), not to (a) sell, transfer, pledge, encumber (except due to this Agreement), assign or otherwise dispose of, or enter into any contract, option or other arrangement or understanding with respect to the sale, transfer, pledge, encumbrance, assignment or other disposition of, or limitation on the voting rights of, any of the Voting Shares, provided that nothing in this Agreement shall prohibit the exercise by a Stockholder of any options to purchase Voting Shares, (b) grant any proxies or powers of attorney, deposit any Voting Shares into a voting trust or enter into a voting agreement with respect to any Voting Shares, (c) take any action that would cause any representation or warranty of any Stockholder contained herein to become untrue or incorrect or have the effect of preventing or disabling any Stockholder from performing its obligations under this Agreement or (d) commit or agree to take any of the foregoing actions. Any transfer of Voting Shares not permitted hereby shall be null and void. If any involuntary transfer of any of the Voting Shares shall occur (including, but not limited to, a sale by a Stockholder's trustee in any bankruptcy, or a sale to a purchaser at any creditor's or court sale), the transferee (which term, as used herein, shall include any and all transferees and subsequent transferees of the initial transferee) shall take and hold such Voting Shares subject to all of the restrictions, liabilities and rights under this Agreement, which shall continue in full force and effect until the earlier of (i) the date on which such restrictions, liabilities and rights terminate pursuant to this Agreement and (ii) a valid termination of this Agreement.

        4.2 Additional Shares. Each Stockholder hereby agrees, while this Agreement is in effect, to promptly notify Parent of the number of any new Voting Shares acquired by such Stockholder, if any, after the date hereof. Any such shares shall be subject to the terms of this Agreement as though owned by such Stockholder on the date hereof.

        4.3 No Limitations on Actions. Each Stockholder signs this Agreement solely in its capacity as the record and/or beneficial owner, as applicable, of its Voting Shares; this Agreement shall not limit or otherwise affect the actions of any Stockholder or any affiliate, employee or designee of such Stockholder or any of its affiliates in any other capacity, including such person's capacity, if any, as an officer of the Company or a member of the board of directors of the Company; and nothing herein shall limit or affect the Company's rights in connection with the Merger Agreement.

     5. Miscellaneous.

        5.1 Termination of this Agreement. This Agreement shall terminate upon the earlier of (i) termination of the Merger Agreement in accordance with its terms, (ii) the Effective Time, (iii) any amendment of the Merger Agreement without the prior written consent of the Stockholders that provides for a reduction of the Merger Consideration below $22.00 or changes the form of the Merger Consideration to other than cash and (iv) December 15, 2005.

        5.2 Effect of Termination. In the event of termination of this Agreement pursuant to Section 5.1, this Agreement shall become void and of no effect with no liability on the part of any party hereto; provided, however, no such termination shall relieve any party hereto from any liability for any breach of this Agreement occurring prior to such termination.

        5.3 Non-Survival. The representations and warranties made herein shall not survive the termination of this Agreement.

        5.4 Entire Agreement; Assignment. This Agreement constitutes the entire agreement among the parties with respect to the subject matter hereof and supersedes all other prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof. Nothing in this Agreement, express or implied, is intended to or shall confer upon any other person any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement. This Agreement shall not be assigned by operation of law or otherwise and shall be binding upon and inure solely to the benefit of each party hereto; provided, however, that Parent shall be permitted to assign this Agreement and any of its rights, interests or obligations under this Agreement (including, without limitation, in connection with the conversion of Parent from a corporation to a limited liability company) so long as such assignee or successor shall be an affiliate of Apollo Management V, L.P. to whom the Merger Agreement shall have been assigned pursuant to the proviso of Section 8.9 of the Merger Agreement (it being understood and agreed by each of the parties hereto that such assignment or conversion shall not be deemed to be a breach by Parent of any of its representations and warranties set forth herein, shall not be deemed to result in any such representation or warranty becoming untrue or inaccurate and shall not be deemed to be a breach by Parent of any covenant or agreement contained herein).

        5.5 Amendments. This Agreement may not be modified, amended, altered or supplemented, except upon the execution and delivery of a written agreement executed by each of the parties hereto.

        5.6 Notices. All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given (and shall be deemed to have been duly received if so given) by hand delivery, by facsimile transmission or by mail (registered or certified mail, postage prepaid, return receipt requested) or by any courier service, such as Federal Express, providing proof of delivery. All communications hereunder shall be delivered to the respective parties at the following addresses:

     If to either Stockholder:

              Citadel Equity Fund Ltd.
              c/o Citadel Investment Group, L.L.C.
              131 South Dearborn Street
              Chicago, IL 60603
              Attention:  Adam C. Cooper
              Facsimile: (312) 977-0280

     with a copy to:

              Sidley Austin Brown & Wood LLP
              Bank One Plaza
              10 S. Dearborn Street
              Chicago, Illinois 60603
              Attention:  Kevin F. Blatchford
                          Pran Jha
              Facsimile:  (312) 853-7036

     If to Parent:

              Flag Holdings Corporation
              c/o Apollo Management V, L.P.
              9 West 57th Street
              43rd Floor
              New York, NY 10019
              Attention:  Eric L. Press
              Facsimile:  (212) 515-3200

     with a copy to:

              Wachtell, Lipton, Rosen & Katz
              51 West 52nd Street
              New York, New York 10019
              Attention:  Andrew J. Nussbaum
              Facsimile:  (212) 403-2000

or to such other address as the person to whom notice is given may have previously furnished to the others in writing in the manner set forth above.

        5.7 Governing Law. (a) This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, regardless of the laws that might otherwise govern under applicable principles of conflicts of laws thereof.

          (b) Each party hereto irrevocably submits to the jurisdiction of the Court of Chancery in Wilmington, Delaware or any federal court sitting in the State of Delaware in any action arising out of or relating to this Agreement, and hereby irrevocably agrees that all claims in respect of such action may be heard and determined in such Delaware state or federal court. Each party hereto hereby irrevocably waives, to the fullest extent it may effectively do so, the defense of an inconvenient forum to the maintenance of such action or proceeding. The parties hereto further agree, to the extent permitted by law, that final and unappealable judgment against any of them in any action or proceeding contemplated above shall be conclusive and may be enforced in any other jurisdiction within or outside the United States by suit on the judgment, a certified copy of which shall be conclusive evidence of the fact and amount of such judgment.

          (c) To the extent that any party hereto has or hereafter may acquire any immunity from jurisdiction of any court or from any legal process (whether through service or notice, attachment prior to judgment, attachment in aid of execution, execution or otherwise) with respect to itself or its property, each party hereto hereby irrevocably waives such immunity in respect of its obligations with respect to this Agreement.

          (d) Each party hereto waives, to the fullest extent permitted by applicable laws, any right it may have to a trial by jury in respect of any action, suit or proceeding arising out of or relating to this Agreement. Each party hereto certifies that it has been induced to enter into this Agreement by, among other things, the mutual waivers and certifications set forth above in this Section.

        5.8 Remedies. The Stockholders and Parent recognize and acknowledge that a breach by it of any covenants or agreements contained in this Agreement will cause the other party to sustain irreparable injury and damages, for which money damages would not provide an adequate remedy, and therefore each Stockholder and Parent agrees that in the event of any such breach by the other, the Stockholders or Parent, as the case may be, shall be entitled to the remedy of specific performance of such covenants and agreements and injunctive and other equitable relief to enforce each and every provision of this agreement.

        5.9 Counterparts. This Agreement may be executed by facsimile and in two or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same Agreement.

        5.10 Severability. Whenever possible, each provision or portion of any provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law but if any provision or portion of any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability will not affect any other provision or portion of any provision in such jurisdiction, and this Agreement will be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision or portion of any provision had never been contained herein.





                     [remainder of page intentionally blank]

        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

                                           FLAG HOLDINGS CORPORATION



                                           By:  Eric L. Press
                                                --------------------------------
                                                 Name: Eric L. Press
                                                 Title: Chairman of the Board



                                           CITADEL CREDIT TRADING LTD.


                                           By:  Citadel Limited Partnership
                                                  its portfolio manager

                                           By:  Citadel Investment Group, L.L.C.
                                                  its general partner

                                           By: Christopher L. Ramsay
                                               ---------------------------------
                                               Name: Christopher L. Ramsay
                                               Title:  Director and Associate
                                                       General Counsel

                                           CITADEL EQUITY FUND LTD.


                                           By:  Citadel Limited Partnership
                                                  its portfolio manager

                                           By:  Citadel Investment Group, L.L.C.
                                                  its general partner

                                           By: Christopher L. Ramsay
                                               ---------------------------------
                                               Name: Christopher L. Ramsay
                                               Title:  Director and Associate
                                                       General Counsel

                                  ATTACHMENT A

                    Beneficial Ownership of the Voting Shares
                    -----------------------------------------

--------------------------------------------------------------------------------
    Stockholder     Shares of Common   Warrants to Acquire   Options to Acquire
                      Stock Owned         Common Stock        Common Stock*
--------------------------------------------------------------------------------
Citadel Equity          2,351,554             6,721                15,750
Fund Ltd.
--------------------------------------------------------------------------------
Citadel Credit          1,027,777               584                 6,750
Trading Ltd.
--------------------------------------------------------------------------------








* Options received by James Bolin pursuant to the Metals USA, Inc. 2002 Long-Term Incentive Plan, which, pursuant to a Letter Agreement, Mr. Bolin has agreed to hold for the benefit of and solely as the nominee of CEF and CCT. Mr. Bolin has agreed to take actions with respect to the options only as CEF and CCT direct.